UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2023
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2023, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2024. Two new directors, Brett F. Seybold and Karuna Annavajjala, were elected to serve on the Bank's Board of Directors. In addition, Felipe A. Rael was re-elected to serve an additional term on the Bank's Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 3, 2023 and filed with the Commission on November 9, 2023.

At the time of filing the report referenced above, the committees of the Bank's Board of Directors to which Mr. Seybold and Ms. Annavajjala would be named had not been determined, nor had it been determined whether Mr. Rael would continue to serve on the same board committees that he had served on in 2023.

The Bank is filing this Form 8-K/A to report that on December 7, 2023 the Bank's Board of Directors appointed these individuals to serve on the following board committees for 2024:

Mr. Seybold - Affordable Housing and Economic Development Committee, Audit Committee and Risk Management Committee

Ms. Annavajjala - Compensation and Human Resources Committee, Risk Management Committee and Strategic Planning, Operations and Technology Committee

Mr. Rael - Affordable Housing and Economic Development Committee (Vice Chairman), Compensation and Human Resources Committee and Risk Management Committee

In addition, 2024 committee assignments for all other directors were also finalized on December 7, 2023. For 2024, the composition of each of the Board of Directors' committees will be as follows:

Executive and Governance Committee

A. Fred Miller, Jr. (Chairman)
Sally I. Nelson (Vice Chairman)
Dianne W. Bolen
Tim H. Carter
Albert C. Christman
James D. Goudge
Michael C. Hutsell
W. Wesley Hoskins

Affordable Housing and Economic Development Committee

Dianne W. Bolen (Chairman)
Felipe A. Rael (Vice Chairman)
Rufus Cormier, Jr.
A. Fred Miller, Jr.
Sally I. Nelson
Lorraine Palacios
Stephen Panepinto
Brett F. Seybold

Audit Committee

Michael C. Hutsell (Chairman)
Dorsey L. Baskin, Jr. (Vice Chairman)
Tim H. Carter
Rufus Cormier, Jr.
A. Fred Miller, Jr.
Sally I. Nelson
Christopher G. Palmer
Brett F. Seybold

Compensation and Human Resources Committee

James D. Goudge (Chairman)
Michael C. Hutsell (Vice Chairman)
Karuna Annavajjala
Rufus Cormier, Jr.
A. Fred Miller, Jr.
Sally I. Nelson
Christopher G. Palmer
Felipe A. Rael

Government and External Affairs Committee
W. Wesley Hoskins (Chairman)
Stephen Panepinto (Vice Chairman)
Dianne W. Bolen
Tim H. Carter
James D. Goudge
A. Fred Miller, Jr.
Sally I. Nelson
Lorraine Palacios

Risk Management Committee

Albert C. Christman (Chairman)
James D. Goudge (Vice Chairman)
Karuna Annavajjala
Dorsey L. Baskin, Jr.
Michael C. Hutsell
A. Fred Miller, Jr.
Sally I. Nelson
Lorraine Palacios
Felipe A. Rael
Brett F. Seybold

Strategic Planning, Operations and Technology Committee
Tim H. Carter (Chairman)
Rufus Cormier, Jr. (Vice Chairman)
Karuna Annavajjala
Albert C. Christman
W. Wesley Hoskins
A. Fred Miller, Jr.
Sally I. Nelson
Christopher G. Palmer
Stephen Panepinto

In 2024, Mr. Miller and Ms. Nelson will serve as Chairman and Vice Chairman, respectively, of the Bank's Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	December 12, 2023	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer